EXHIBIT 99.3
Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of August 10, 2007, by GENIUS PRODUCTS, INC., a Delaware corporation (“GPI”), each of the other signatories hereto and each of the other entities which becomes a party hereto pursuant to Section 23 hereof (each of GPI and such subsidiaries and other entities, together with its successors and permitted assigns, a “Guarantor” and collectively, the “Guarantors”), in favor of SOCIÉTÉ GÉNÉRALE, as Administrative Agent for the Lenders and the Collateral Agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), and each of the Lenders party to the Credit Agreement referred to below.

RECITALS

WHEREAS, each of the Guarantors is in the same corporate family as GENIUS PRODUCTS, LLC, a Delaware limited liability company (the “Borrower”) and the Borrower and each Guarantor (other than GPI) is a Subsidiary of GPI;

WHEREAS, the Borrower is entering into that certain Credit Agreement, dated as of the date hereof (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Credit Agreement”), by and among the Borrower, the Persons acting as lenders thereunder from time to time (collectively, the “Lenders”), the Administrative Agent and Société Générale as the Collateral Agent (in such capacity, together with its successors and assigns, the “Collateral Agent”), pursuant to which the Lenders have agreed to extend loans and other financial accommodations to the Borrower for the purposes, and on the terms and subject to the conditions, set forth in the Credit Agreement;

WHEREAS, in order to induce the Lenders, the Collateral Agent and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make the Revolving Loans and Letters of Credit available to the Borrower, each Guarantor is willing to guarantee the Obligations of the Borrower under the Credit Agreement and the other Credit Documents;

WHEREAS, the Lenders are willing to make and maintain loans and other financial accommodations to the Borrower on and after the Closing Date, but only upon the condition, among others, that the Guarantors shall have executed and delivered this Guaranty Agreement to the Administrative Agent; and

WHEREAS, each Guarantor will obtain working capital, distributions and loans needed for its operations from the Borrower, and the Borrower will obtain funds to provide, distribute and/or lend to such Guarantors from the Lenders under and as permitted by the Credit Agreement. In addition, all of the Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower, as the result of financial or business support which will be provided to the Guarantors by the Borrower.

EXHIBIT 99.3

AGREEMENT

NOW, THEREFORE, in consideration of the above Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used in this Guaranty Agreement that are defined in the Credit Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Credit Agreement. The rules of interpretation set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty Agreement, apply to this Guaranty Agreement and are hereby incorporated by reference. References in this Guaranty Agreement to “Sections” are to sections herein unless otherwise indicated.

SECTION 2. The Guarantee.

(a) Each Guarantor hereby unconditionally guarantees the full and punctual payment of (i) the Obligations (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity thereof and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party thereunder whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) all other amounts payable by the Borrower from time to time to any of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement and the other Credit Documents or any of the Lenders or their Affiliates under the Lender Rate Contracts, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including to the extent provided therein all reasonable fees and disbursements of counsel to any of the Lenders, the Collateral Agent and the Administrative Agent that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Credit Document or any of the Lenders or their Affiliates under the Lender Rate Contracts) and (iii) performance of the Obligations of the Borrower in each case strictly in accordance with their terms (collectively, the “Guaranteed Obligations”). Upon failure by the Borrower to pay punctually any of the Guaranteed Obligations, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the relevant other Credit Document, as the case may be. This guaranty is absolute, irrevocable and unconditional in nature and is made with respect to any and all Guaranteed Obligations now existing or in the future arising. Each Guarantor’s liability under this Guaranty Agreement shall continue until full satisfaction of all Guaranteed Obligations. This guaranty is a guarantee of due and punctual payment and performance and not of collectibility.

EXHIBIT 99.3

(b) If under any applicable Governmental Rule (including state and Federal fraudulent transfer Governmental Rules), the Guaranteed Obligations of any Guarantor under Section 2(a) would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Lenders in respect of such Guaranteed Obligations would be subordinated to the claims of any other creditors on account of such Guarantor’s liability under Section 2(a), then, notwithstanding any other provision of this Guaranty Agreement to the contrary, the amount of the liability of such Guarantor shall, without any further action by the Guarantors, any Lender, the Administrative Agent, the Collateral Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Each Guarantor (other than GPI) agrees and acknowledges that it is receiving reasonably equivalent value in the form of substantial advances being made to such Guarantor through the Borrower under the Credit Agreement for its ongoing operations and each Guarantor agrees and acknowledges that it is receiving reasonably equivalent value through the direct and indirect benefits resulting from the availability of the aforementioned credit facilities to the Borrower and the financial or business support which will be provided to the Guarantors by the Borrower.

(c) Notwithstanding anything to the contrary contained in this Guaranty Agreement or in any other document, instrument or agreement between or among any of Administrative Agent, the Collateral Agent, the Lenders, the Borrower, any Guarantor or any third party, the obligations of each Guarantor with respect to the Guaranteed Obligations shall be joint and several with each other Guarantor and any other Person that now or hereafter executes a guaranty of any of the Guaranteed Obligations separate from this Guaranty Agreement.

(d) The Administrative Agent may bring and prosecute a separate action or actions against any Guarantor whether or not the Borrower, any other Guarantor or any other Person is joined in any such action or a separate action or actions are brought against the Borrower, any other Guarantor, any other Person or any collateral for all or any part of the Guaranteed Obligations. The obligations of each Guarantor under, and the effectiveness of, this Guaranty Agreement are not conditioned upon the existence or continuation of any other guarantee (including any letter of credit) of all or any part of the Guaranteed Obligations. By its acceptance hereof, each Lender agrees that this Guaranty Agreement may be enforced only by action of the Administrative Agent in accordance with the terms of the Credit Agreement and that no Lender shall have any right individually to seek to enforce this Guaranty Agreement.

(e) To the fullest extent not prohibited by applicable Governmental Rules, each Guarantor hereby waives all right of revocation with respect to the Guaranteed Obligations. This Guaranty Agreement may be terminated as to uncommitted future transactions only by written notice of such termination to the Collateral Agent, the Administrative Agent and the Lenders and such notice shall be deemed effective as of noon of the next succeeding Business Day following receipt of such notice at the Administrative Agent’s address referenced in Section 10. No such notice shall release any Guarantor from any liability as to any Guaranteed Obligations which may be owing or held by any Lender, the Collateral Agent or the Administrative Agent or for which any Lender may have an interest or for which any Lender may be obligated or committed at the time of receiving such notice, and all renewals, extensions and modifications of any such Guaranteed Obligations.

EXHIBIT 99.3

(f) Each Guarantor hereby agrees that, between it and the Lenders, the obligations of the Borrower under the Credit Agreement and the other Credit Documents may be declared to be forthwith (or may become automatically) due and payable as provided the Credit Agreement for purposes of this Section 2 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Borrower) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable for purposes of this Section 2.

SECTION 3. Acknowledgments, Waivers and Consents. Each Guarantor acknowledges that the obligations undertaken by it under this Guaranty Agreement involve the guarantee of obligations of Persons other than such Guarantor and that such obligations are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:

(a) Without affecting the enforceability or effectiveness of this Guaranty Agreement in accordance with its terms, without affecting, limiting, reducing, discharging or terminating the liability of any Guarantor or the rights, remedies, powers and privileges of the Collateral Agent, the Administrative Agent and the Lenders under this Guaranty Agreement and without modifying the rights or obligations of the Borrower under the Credit Documents, the Collateral Agent, the Administrative Agent and the Lenders may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:

(i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the principal portion of, or rate or rates of interest on, all or any part of the Guaranteed Obligations);

(ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Credit Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Credit Document or any such other instrument or any term or provision of the foregoing;

(iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Credit Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations;

(iv) accept or receive (including from any other Guarantor or other Person) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

(v) accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any other Guarantor or other Person);

EXHIBIT 99.3

(vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other Guarantor or other Person) for or relative to all or any part of the Guaranteed Obligations;

(vii) apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any other Guarantor or other Person) to all or any part of the Guaranteed Obligations in such manner and extent as the Collateral Agent, the Administrative Agent or any Lender may in its discretion determine;

(viii) release any Person (including any other Guarantor or other Person) from any personal liability with respect to all or any part of the Guaranteed Obligations;

(ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Collateral Agent, the Administrative Agent or the Lenders may determine or as applicable Governmental Rules may dictate all or any part of the Guaranteed Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Guaranteed Obligations (including with any other Guarantor or other Person);

(x) consent to any merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the existence of the Borrower or any other Person (including any other Guarantor or other Person);

(xi) proceed against the Borrower, such Guarantor, any other Guarantor or any other Person (including any issuer of any letter of credit issued with respect to) all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Collateral Agent, the Administrative Agent and the Lenders under the Credit Documents or otherwise in such order and such manner as the Collateral Agent, the Administrative Agent or any Lender may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Guaranty Agreement as to such Guarantor;

(xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting Liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such Liens or exercise any right of set-off;

(xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Collateral Agent, the Administrative Agent or any Lender may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Collateral Agent, the Administrative Agent or any Lender a party in possession in contemplation of law, except at its option);

EXHIBIT 99.3

(xiv) amend, supplement, modify, alter or release the subordination of any junior or subordinated indebtedness or any security thereof;

(xv) enter into such other transactions or business dealings with the Borrower, any Subsidiary or Affiliate of the Borrower or any other Guarantor or other Person as the Collateral Agent, the Administrative Agent or any Lender may desire; and

(xvi) do all or any combination of the actions set forth in this Section 3(a).

(b) The enforceability and effectiveness of this Guaranty Agreement and the liability of each Guarantor, and the rights, remedies, powers and privileges of the Collateral Agent, the Administrative Agent and the Lenders, under this Guaranty Agreement shall not be affected, limited, reduced, discharged or terminated, and such Guarantor hereby expressly waives to the fullest extent not prohibited by applicable Governmental Rules any defense now or in the future arising (other than that the Guaranteed Obligations have been paid in full in cash), by reason of:

(i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Credit Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations;

(ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrower, or any other Guarantor or other Person (including any issuer of any letters of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other Guarantor or other Person;

(iii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

(iv) the cessation, for any cause whatsoever, of the liability of the Borrower or any other Guarantor or other Person (other than, subject to Section 4, by reason of the full payment and performance of all Guaranteed Obligations);

(v) any failure of the Collateral Agent, the Administrative Agent or any Lender to marshal assets in favor of the Borrower or any other Person (including any other Guarantor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower, any other Guarantor (including any issuer of any Letter of Credit) or any other Person or to take any action whatsoever to mitigate or reduce such Guarantor’s liability under this Guaranty Agreement, none of the Collateral Agent, the Administrative Agent nor any Lender being under any obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrower or any other Guarantor may be in default of its obligations under any Credit Document;

EXHIBIT 99.3

(vi) any failure of the Collateral Agent, the Administrative Agent or any Lender to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Borrower, Guarantor or any other Person or any defect in, or any failure by Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

(vii) any failure of the Collateral Agent, the Administrative Agent or any Lender to comply with applicable Governmental Rules in connection with the sale or other disposition of any collateral for all or any part of the Guaranteed Obligations;

(viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of Guarantor or may preclude such Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Borrower, any other guarantor or any other Person and even though the Borrower may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

(ix) any act or omission of the Collateral Agent, the Administrative Agent, any Lender or any other Person that directly or indirectly results in or aids the discharge or release of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise;

(x) any Governmental Rule which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation;

(xi) the possibility that the obligations of the Borrower to the Collateral Agent, the Administrative Agent and the Lenders may at any time and from time to time exceed the aggregate liability of such Guarantor under this Guaranty Agreement;

(xii) any counterclaim, set-off or other claim which the Borrower or any other guarantor has or alleges to have with respect to all or any part of the Guaranteed Obligations;

(xiii) any failure of the Collateral Agent, the Administrative Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

(xiv) the election by the Collateral Agent, the Administrative Agent or any Lender in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of Title 11 of the United States Code, as amended (the “Bankruptcy Code”);

EXHIBIT 99.3

(xv) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code;

(xvi) any use of cash collateral under Section 363 of the Bankruptcy Code;

(xxxiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

(xvii) the avoidance of any Lien in favor of the Collateral Agent, the Administrative Agent or any Lender for any reason;

(xviii) any change in the limited liability company existence, structure or ownership of the Borrower or the bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Guarantor or any other Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

(xix) any failure by the Collateral Agent, the Administrative Agent or any Lender to enforce the subordination of any junior or subordinated indebtedness or any security thereof; or

(xx) any action taken by the Collateral Agent, the Administrative Agent or any Lender, whether similar or dissimilar to any of the foregoing, that is authorized by this Section 3 or otherwise in this Guaranty Agreement or by any other provision of any Credit Document or any omission to take any such action.

SECTION 4. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each Guarantor’s obligations hereunder shall remain in full force and effect until the principal of and interest on the Revolving Loans, the termination, cancellation or expiration of all Letters of Credit and all other amounts payable by the Borrower under the Credit Agreement and any other Credit Documents shall have been paid in full (other than contingent indemnity obligations to the extent no claim has been asserted) and the termination of the Revolving Loan Commitments under the Credit Agreement. The obligations of each Guarantor under this Guaranty Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower, any other guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and each Guarantor agrees that it will jointly and severally indemnify the Administrative Agent, the Collateral Agent and each Lender on demand for all costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent, the Collateral Agent or such Lender in connection with such rescission or restoration.

EXHIBIT 99.3

SECTION 5. Waiver by Guarantor. Each Guarantor hereby waives (a) any right of redemption with respect to the Collateral after the sale thereof (except as shall be required by applicable Government Rules that cannot be waived), and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations of the Borrower or the obligations of any Guarantor under the Credit Documents and (b) any right (except as shall be required by applicable Governmental Rules that cannot be waived) to require the Administrative Agent, the Collateral Agent or any Lender to (i) proceed against the Borrower, any other Guarantor or any other Person, (ii) proceed against or exhaust any other collateral or security for any of the Obligations of the Borrower or the obligations of any Guarantor under the Credit Documents or (iii) pursue any remedy in the Collateral Agent’s, Administrative Agent’s or any Lender’s power whatsoever. If, notwithstanding the intent of the parties that the terms of this Guaranty Agreement shall control in any and all circumstances, any of the foregoing waivers or consents are determined to be unenforceable under applicable Governmental Rules, such waivers and consents shall be effective to the maximum extent not prohibited by applicable Governmental Rules. Each Guarantor hereby waives any defense based on or arising out of any defense of the Borrower, any other Guarantor or any other Person other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor or any other Person, or the enforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor other than payment in full of the Obligations. The Administrative Agent and the Collateral Agent may, at their respective election, foreclose on any security held by the Administrative Agent or the Collateral Agent by one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is not prohibited by applicable Governmental Rules), or exercise any other right or remedy the Administrative Agent and the Collateral Agent may have against the Borrower, any other Guarantor or any other Person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Administrative Agent or the Collateral Agent, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor’s rights of subrogation and reimbursement against the Borrower.

SECTION 6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement nonetheless shall be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent or the Collateral Agent.

SECTION 7. Right to Offset Balances. Each Guarantor agrees that, in addition to (and without any limitation of) any right of set-off, banker’s lien or counterclaim any Lender may otherwise have, each Lender shall be entitled, at its option but only with the prior written consent of the Administrative Agent, to offset balances held by it for the account of such Guarantor at any of its offices, in Dollars or in any other currency, against any Obligations of the Borrower to such Lender from and after the occurrence and continuation of an Event of Default (regardless of whether such balances are then due to such Guarantor). Any Lender so entitled shall promptly notify in writing the applicable Guarantor, the Collateral Agent and the Administrative Agent of any offset effected by it; provided that such Lender’s failure to give such notice shall not affect the validity of such offset or the obligations of any Guarantor hereunder or under any other Credit Document.

EXHIBIT 99.3

SECTION 8. Representations, Warranties and Covenants of the Guarantors.

(a) As of the date hereof, the date any Guarantor becomes a party hereto and as of the date of each Credit Event, each Guarantor represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that each of the representations and warranties applicable to it under the Credit Agreement are true and correct in all material respects as if made by such Guarantor.

(b) Each Guarantor agrees to comply with and be bound by each of the covenants, agreements and conditions in the Credit Agreement applicable to it as if such Guarantor were a party to the Credit Agreement.

(c) Each Guarantor agrees to comply with and be bound by each of the covenants, agreements and conditions in the Intercreditor Agreement applicable to it as if such Guarantor were a party to the Intercreditor Agreement.

(d) GPI agrees that is shall not own any assets, conduct any business or have any liabilities other than those directly or indirectly related to owning the Borrower.

SECTION 9. Subordination.

(a) Each Guarantor agrees that the payment by the Borrower or any other Guarantor of any indebtedness in favor of such Guarantor (the “Subordinated Lender”) shall be subordinated and subject to the prior payment in full of all amounts payable by the Borrower or such other Guarantor under the Credit Agreement or this Guaranty Agreement, as the case may be, and any other Credit Document to which the Borrower or such Guarantor is a party (“Senior Debt”) upon the terms of this Section 9.

(b) Upon any distribution of assets of the Borrower or a Guarantor to creditors upon a liquidation or dissolution of the Borrower or such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or such Guarantor or its property, (i) the Administrative Agent, the Collateral Agent and the Lenders shall be entitled to receive payment in full of all Senior Debt before the Subordinated Lender shall be entitled to receive any payment of principal of or interest on or any other amounts in respect of indebtedness of the Borrower or such Guarantor in favor of the Subordinated Lender (the “Subordinated Debt”); and (ii) until payment in full of the Senior Debt and the termination of the Revolving Loan Commitments under the Credit Agreement, any distribution of assets of any kind or character to which the Subordinated Lender would otherwise be entitled shall be paid by the Borrower or such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agents or other Person making such payment or distribution to, or if received by the Borrower or such Guarantor, shall be held for the benefit of and shall be forthwith paid or delivered to, the Administrative Agent for distribution to the Administrative Agent, the Collateral Agent and the Lenders, as applicable.

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(c) If the Subordinated Lender does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or any other Guarantor or its property prior to 45 days before the expiration of the time to file such claims, then (i) upon the request of the Administrative Agent or the Collateral Agent, the Subordinated Lender shall file such claims and proofs of claim in respect of this instrument and execute and deliver such powers of attorney, assignments and other instruments as are required to enable the Administrative Agent, the Collateral Agent and the Lenders to enforce any and all claims upon or in respect of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of Subordinated Debt, and (ii) whether or not the Subordinated Lender shall take the action described in the preceding clause (i) the Administrative Agent, the Collateral Agent and the Lenders shall nevertheless be deemed to have such powers of attorney as may be necessary for them to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

(d) No right of the Administrative Agent, the Collateral Agent or any Lender to enforce the terms of this Section 9 shall be impaired by any act or failure to act by the Borrower or any Guarantor. Neither the terms of this Section 9 nor the rights of the Administrative Agent, the Collateral Agent and the Lenders hereunder shall be affected by any extension, renewal or modification of the terms of, or the granting of any security in respect of, any Senior Debt or any exercise or nonexercise of any right, power or remedy with respect thereto.

(e) Until the Senior Debt is paid in full and the termination of the Revolving Loan Commitments under the Credit Agreement, the Subordinated Lender shall not exercise any right of subrogation that it may have now or hereafter as a result of its performance of this Guaranty Agreement.

(f) Nothing in this Section 9 shall (i) impair, as between the Borrower or any Guarantor and the Subordinated Lender, the obligation of the Borrower or such Guarantor, which is absolute and unconditional, to pay the principal of and interest on Subordinated Debt in accordance with its terms; (ii) affect the relative rights of the Subordinated Lender and creditors of the Borrower or such Guarantor other than the Administrative Agent, the Collateral Agent and the Lenders; or (iii) prevent the Subordinated Lender from exercising its available remedies upon an event of default under the Subordinated Debt, subject to the rights of the Administrative Agent, the Collateral Agent and the Lenders to receive cash, property or other assets otherwise payable to the Subordinated Lender to the extent set forth in this Section 9.

SECTION 10. Notices. All notices and other communications hereunder to any party hereto shall be given or made in the manner provided in the Credit Agreement to such party at its address set forth therein, or in the case of any Guarantor, in care of the Borrower at its address set forth therein, or in the case of any party hereto, to such other address as such party may have provided by notice to the other parties hereto.

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SECTION 11. No Waivers. No failure or delay by the Collateral Agent, the Administrative Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty Agreement, the Credit Agreement and the Security Documents shall be cumulative and not exclusive of any rights or remedies provided by applicable Governmental Rules.

SECTION 12. Successors and Assigns. This Guaranty Agreement is in favor of the Administrative Agent, for the benefit of itself, the Collateral Agent, the Lenders, each Affiliate of Lender party to a Lender Rate Contract and their respective successors and assigns and, in the event of an assignment of the Revolving Loans, Revolving Loan Commitments or other amounts payable under the Credit Agreement or the other Credit Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement shall be binding upon each Guarantor and its successors and assigns. No Guarantor may assign or transfer its rights or obligations under this Guaranty Agreement without the prior written consent of the Administrative Agent (with the approval of the required number of Lenders as set forth in Section 8.04 of the Credit Agreement). Any attempted assignment or transfer in violation of this Section 12 shall be null and void.

SECTION 13. Expenses, Etc. Each Guarantor agrees to pay or to reimburse the Administrative Agent, the Collateral Agent and the Lenders for all costs and expenses (including fees and expenses of counsel) that may be incurred by the Administrative Agent, the Collateral Agent or the Lenders in any effort to enforce any of the obligations of the Guarantors under this Guaranty Agreement, whether or not any lawsuit is filed, including all such costs and expenses (and attorneys’ fees and expenses) incurred by the Administrative Agent, the Collateral Agent and the Lenders in any bankruptcy, reorganization, workout or similar proceeding. All amounts due under this Guaranty Agreement (including under Section 2(a)) and not paid when due shall bear interest until paid at a per annum rate equal to the Base Rate plus the Applicable Margin for Base Rate Loans plus two percent (2.00%).

SECTION 14. Amendments, Etc. No amendment, modification, supplement, extension, termination or waiver of any provision of this Guaranty Agreement applicable to all Guarantors and no approval or consent thereunder applicable to all Guarantors may in any event be effective against a Guarantor unless in writing signed by such Guarantor and the Administrative Agent with the written approval or upon the instructions of the required number of Lenders as set forth in Section 8.04 of the Credit Agreement, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination, waiver, approval or consent shall be binding upon the Administrative Agent, each holder of the Guaranteed Obligations and the Guarantors. No amendment, modification, supplement, extension, termination or waiver of any provision of this Guaranty Agreement applicable to a particular Guarantor, no approval or consent thereunder applicable to a particular Guarantor and no consent to any departure by any particular Guarantor therefrom, may in any event be effective unless in writing signed by such Guarantor and the Administrative Agent with the written approval or upon the instructions of the required number of Lenders as set forth in Section 8.04 of the Credit Agreement, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination, waiver, approval or consent shall be binding upon the Administrative Agent, each holder of the Guaranteed Obligations and such Guarantor and the obligations hereunder of all Guarantors other than such Guarantor shall continue in effect. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or applicable to any Guarantor or in connection with the Guaranteed Obligations, but each and every term and condition hereof shall be in addition thereto.

EXHIBIT 99.3

SECTION 15. Survival. All representations and warranties made in this Guaranty Agreement or in any certificate or other document delivered pursuant to or in connection with this Guaranty Agreement shall survive the execution and delivery of this Guaranty Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

SECTION 16. ENTIRE AGREEMENT. THIS GUARANTY AGREEMENT REPRESENTS THE COMPLETE AND FINAL AGREEMENT AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS REGARDING THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS.

SECTION 17. Partial Invalidity. If at any time any one or more of the provisions contained in this Guaranty Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained in this Guaranty Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 18. Captions. The table of contents, captions and section headings appearing in this Guaranty Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty Agreement.

SECTION 19. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Guaranty Agreement may execute this Guaranty Agreement by signing any such counterpart. Transmission by facsimile of an executed counterpart of this Guaranty Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

SECTION 20. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

EXHIBIT 99.3

SECTION 21. Consent to Jurisdiction. Each of the parties to this Guaranty Agreement (which shall include the Administrative Agent, the Collateral Agent and the Lenders) irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York and agrees that any legal action, suit or proceeding arising out of or relating to this Guaranty Agreement or any of the other Credit Documents (including, without limitation, any Security Documents) may be brought against such party in any such courts. Final judgment against any party in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by applicable Governmental Rules. Nothing in this Section 22 shall affect the right of any party to commence legal proceedings or otherwise sue any other party in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon any other party in any manner authorized by the Governmental Rules of any such jurisdiction. Each of the parties to this Guaranty Agreement (which shall include the Grantors, the Collateral Agent, the Administrative Agent and the Lenders) agrees that process served either personally or by registered mail shall, to the extent permitted by applicable Governmental Rules, constitute adequate service of process in any such suit. Each of the parties to this Guaranty Agreement irrevocably waives to the fullest extent permitted by applicable Governmental Rules (a) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (b) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (c) its right of removal of any matter commenced by any other party in the courts of the State of New York to any court of the United States of America; (d) any immunity which it or its assets may have in respect of its obligations under this Guaranty Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (e) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Guaranty Agreement or any other Credit Document to post security for the costs of any party or to post a bond or to take similar action.

SECTION 22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY SECURITY DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY AGREEMENT OR ANY OTHER CREDIT DOCUMENTS.

SECTION 23. Additional Guarantors. If, pursuant to the terms and conditions of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Guarantor to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Supplement to this Guaranty Agreement in the form of Annex I and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto.

(Signatures Follow on Next Page)

EXHIBIT 99.3

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed by its authorized officer as of the day and year first above written.

GUARANTORS:

GENIUS PRODUCTS, INC.,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

AMERICAN VANTAGE MEDIA, LLC,
a Nevada limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

WELLSPRING MEDIA, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

WELLSPRING PRODUCTIONS, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

CASTALIAN DC, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

EXHIBIT 99.3

THE THIRTEEN THIRTY ONE LLC,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

CASTALIAN MUSIC, L.L.C.,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

MARATHON MEDIA, LLC,
a California limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

ABACUS MEDIA L.L.C.,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

EXHIBIT 99.3

ANNEX I
TO
GUARANTY AGREEMENT
FORM OF SUPPLEMENT TO GUARANTY AGREEMENT

THIS SUPPLEMENT NO. ___, dated as of [_____________] (this “Supplement”), to the Guaranty Agreement (as defined below), by [__________], a [__________] (the “New Guarantor”) in favor of SOCIÉTÉ GÉNÉRALE, as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the benefit of the Lenders (as defined below).

WHEREAS, GENIUS PRODUCTS, LLC, a Delaware limited liability company (the “Borrower”) has entered into that certain Credit Agreement, dated as of August 10, 2007 (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Credit Agreement”), by and among the Borrower, the Persons acting as Lenders thereunder from time to time (collectively, the “Lenders”), the Administrative Agent and Société Générale, as Collateral Agent (in such capacity, the “Collateral Agent”), pursuant to which the Lenders have agreed to extend loans and other financial accommodations to the Borrower for the purposes, and on the terms and subject to the conditions, set forth in the Credit Agreement;

WHEREAS, GPI and certain subsidiaries of the Borrower have entered into that certain Guaranty Agreement, dated as of August 10, 2007 (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Guaranty Agreement”), by and among GENIUS PRODUCTS, INC., a Delaware limited liability company (“GPI”), and each of the other entities which becomes a party thereto pursuant to Section 23 thereof, and the Administrative Agent for the benefit of the Collateral Agent, the Lenders in order to induce the Lenders to make Revolving Loans and Letters of Credit available to the Borrower pursuant to the Credit Agreement (terms used but not otherwise defined herein have the meaning set forth in the Guaranty Agreement directly or by reference to the Credit Agreement);

WHEREAS, the New Guarantor is executing this Supplement in accordance with the requirements of one or more Credit Documents or is otherwise agreeing to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make loans or provide extensions of credit and as consideration for loans or extensions of credit previously made or provided; and

Accordingly, the New Guarantor agrees as follows:

1. The New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference. This Supplement is a Credit Document.

2. The New Guarantor represents and warrants to the Collateral Agent, Administrative Agent and the Lenders that representations and warranties contained in Section 8 of the Guaranty Agreement (made directly or by incorporation) are true and correct as of the date hereof with respect to such New Guarantor.

EXHIBIT 99.3

3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective as to any New Guarantor when the Administrative Agent shall have received a counterpart of this Supplement executed by such New Guarantor.

4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6. If at any time any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(Signatures Follow on Next Page)

EXHIBIT 99.3

IN WITNESS WHEREOF, the New Guarantor has duly executed this Supplement as of the day and year first above written.

[NEW GUARANTOR]

By: ____________________________________
Name: __________________________________
Title: ___________________________________
[Address and telecopier number for notices]

ACCEPTED:

SOCIÉTÉ GÉNÉRALE,
not individually but solely as Administrative Agent

By: ____________________________________
Name: __________________________________
Title: ___________________________________